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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 30, 1999

                                ----------------

                             Internet America, Inc.
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             (Exact name of registrant as specified in its charter)


              Texas                000-25147          86-0778979
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  (State or other jurisdiction    (Commission        (IRS Employer
   of incorporation                File Number)      Identification No.)


   One Dallas Center, 350 N. St. Paul Street, Suite 3000, Dallas, Texas 75201
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (214) 861-2500

                             ---------------------

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

       On June 30, 1999, Internet America, Inc., a Texas corporation (the "Company"), acquired all the issued and outstanding securities of NeoSoft, Inc., a Texas corporation ("NeoSoft"), for $8,000,000. As a result of the purchase, NeoSoft became a wholly owned subsidiary of the Company. The Company became the indirect owner of all of the assets of NeoSoft, which include approximately 9,500 individual and corporate internet access accounts and the computer equipment used to service those accounts. The Company intends to continue to use these assets to provide internet access to customers. The acquisition was effected pursuant to an Agreement and Plan of Merger dated June 30, 1999, by and among NeoSoft, certain of its shareholders ("Shareholders") and the Company. The acquisition will be accounted for as a purchase.

       To the best knowledge of the Company, at the time of the acquisition there was no material relationship between (i) NeoSoft and the Shareholders on the one hand and (ii) the Company, or any of its affiliates, any director or officer of the Company, or any associate of such director or officer on the other hand.

       The consideration paid by the Company was $8,000,000 consisting of $7,300,000 paid to Shareholders and $700,000 in retention bonuses paid to employees. The consideration was determined by arms-length negotiations between the parties to the Agreement and Plan of Merger.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)(1)  Financial Statements of businesses acquired in the transaction.(1)

            (i)   Consolidated Balance Sheet.

            (ii)  Interim Consolidated Balance Sheet.

            (iii) Consolidated Statement of Income.

            (iv)  Interim Consolidated Statement of Income.

            (v)   Consolidated Statement of Cash Flows.

            (vi)  Interim Consolidated Statement of Cash Flows.

      (b)(1)  Pro forma Financial Information for the transaction.(1)

            (i)   Pro forma Condensed Balance Sheet.

            (ii)  Pro forma Condensed Consolidated Statement of Income.

      (c)     Exhibits.

       The following is a list of exhibits filed as part of this Current Report on Form 8-K:

Exhibit No.                               Description
-----------                               -----------
2.1                         Agreement and Plan of Merger, dated June 30, 1999, among Internet America Inc.,
                            NeoSoft, Inc. and certain of the shareholders of NeoSoft, Inc. (2)

23.1                        Consent of Deloitte & Touche LLP (3)

99.1                        Press Release of Internet America, Inc. dated June 30, 1999 (2)

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    (1) It is impractical for the registrant to file such financial statements and related financial data schedule at this time. Such financial statements and related financial data schedule will be filed under cover of Form 8-K/A as soon as practicable, but no later than 60 days after the date by which this report on Form 8-K was required to be filed.

    (2) Filed herewith.

    (3) To be filed by amendment.

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                                   SIGNATURES
                                   ----------



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              INTERNET AMERICA, INC.



Date: July 15, 1999           By: /s/ MICHAEL T. MAPLES
                              --------------------------------------------------
                              Michael T. Maples,
                              President and Chief Executive Officer


            INDEX TO EXHIBITS


        Exhibit
        Number                            Description of Exhibit
        -------                           ----------------------

        2.1                   Agreement and Plan of Merger, dated June 30, 1999, among Internet America Inc.,
                              NeoSoft, Inc. and certain of the shareholders of NeoSoft, Inc. (1)

        23.1                  Consent of Deloitte & Touche LLP (2)

        99.1                  Press Release of Internet America, Inc. dated June 30, 1999 (1)


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      (1) Filed herewith.

      (2) To be filed by amendment.